UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2010

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49916	84-1573084
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

6312 S. Fiddler’s Green Circle, Suite 200N Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 846-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 24, 2010, Red Robin Gourmet Burger, Inc.’s Board of Directors (the “Board”) approved, authorized and adopted the Third Amended and Restated Bylaws of the Company (the “Bylaws”).  The amendments (a) addressed the Company’s recent decision to split its Chairman of the Board and Chief Executive Officer positions, and (b) extended the date by which a stockholder is required to deliver notice to the Company of its intent to submit a stockholder proposal for the 2010 annual meeting of stockholders from March 4, 2010 to March 18, 2010.  The specific changes are as follows:

Article I, Section 1, Subsection (C) of the Bylaws was amended to add the following language: “and provided further, that for the Corporation’s 2010 annual meeting of stockholders, a stockholder’s notice will be deemed timely if it is delivered to the Secretary at the principal executive offices of the Corporation no earlier than February 2, 2010 and no later than March 18, 2010.”

Article I, Section 5 of the Bylaws was amended to provide that in the absence of the Chairman of the Board, the Chief Executive Officer shall act as chairman of any stockholder meeting.

Article II, Section 4 of the Bylaws was amended to provide that in addition to the Chairman of the Board, the President and a majority of the whole Board, the Chief Executive Officer may call a special meeting of the Board.

Article IV, Section 5 of the Bylaws was amended to provide that if there are more than one Vice Presidents of equal rank, then the Chief Executive Officer, in addition to the Board or the President shall have the right to designate the particular Vice President to act in the absence of the President.

The description of the office of the Chief Financial Officer in Article IV, Section 7 of the Bylaws was amended to provide that the Chief Executive Officer, in addition to the Board and the President, may order the disbursement of funds by the Chief Financial Officer.

Article IV, Section 10 of the Bylaws was amended to provide that a resigning officer may provide notice to the Chief Executive Officer, the Board or the Secretary.

Article IV, Section 11 of the Bylaws was amended to provide that the Chief Executive Officer in addition to the President shall have the power to vote the securities of other corporations held by the Company.

Article V, Section 1 of the Bylaws was amended to enable the Chief Executive Officer, in addition to other specified officers, to execute stock certificates of the Company.

These amendments were effective as of February 24, 2010.  A copy of the Third Amended and Restated Bylaws is filed with this report as Exhibit 3.1 and is incorporated herein by reference.  The foregoing description of the Third Amended and Restated Bylaws is qualified in its entirety by reference to Exhibit 3.1.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of Red Robin Gourmet Burgers, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 25, 2010

RED ROBIN GOURMET BURGERS, INC.

By:	/s/ Annita M. Menogan
Annita M. Menogan, Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of Red Robin Gourmet Burgers, Inc.